UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2017

(Date of earliest event reported)

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300

Garfield Heights, Ohio 44125-5370

(Address of principal executive offices, including zip code)

(440) 753-1490

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2017, Chart Industries, Inc. (“Chart”) and Chart Sully Corporation, a wholly owned subsidiary of Chart (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RCHPH Holdings, Inc. (“Hudson Products”), a privately held company based in Beasley, Texas, and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Hudson Products, with Hudson Products surviving the merger as a wholly owned subsidiary of Chart (the “Acquisition”).

The Acquisition purchase price is $410 million in cash, on a cash-free, debt-free basis and subject to a working capital adjustment. The Acquisition will be funded by Chart’s available cash on hand and debt under its current credit facility.

The Merger Agreement provides for customary representations, warranties, covenants and agreements, including, among others, that each of the parties to the Merger Agreement will use commercially reasonable efforts to complete the Acquisition, that Hudson Products will conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and consummation of the Acquisition, and that Hudson Products will not engage in certain kinds of transactions during such period.

The Merger Agreement also contains customary termination provisions, including a provision that the Merger Agreement may be terminated by either Chart or Hudson Products if the Acquisition has not been completed by March 31, 2018; provided, however, that such right to terminate the Merger Agreement is not available to any party whose breach of any provision of the Merger Agreement results in the failure of the Acquisition to be completed. The completion of the Acquisition is subject to the satisfaction of certain customary closing conditions, including, among other things, the expiration or termination of waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976. The Acquisition has been approved by the shareholders of Hudson Products pursuant to a written consent delivered to Hudson Products and Chart.

The Acquisition is expected to be completed in the third quarter of 2017.

Other than with respect to the Acquisition as described herein, there are no material relationships between Chart or its affiliates and Hudson Products.

The foregoing description of the Merger Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1, and is incorporated herein by reference.

The Merger Agreement contains representations and warranties that each party thereto made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Merger Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential disclosure schedules. Those disclosure schedules contain information that modifies, qualifies or creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, some of those representations and warranties (1) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (2) may be subject to a contractual standard of materiality different from that generally applicable to stockholders, or (3) may have been used for the purpose of allocating risk between the parties to the Merger Agreement rather than establishing matters as fact. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 7.01	Regulation FD Disclosure.

On June 30, 2017, the Company issued a press release announcing the Acquisition. A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

All information in the press release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporated it by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, among Chart Industries, Inc., Chart Sully Corporation, RCHPH Holdings, Inc., and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement, dated as of June 30, 2017.

99.1	Press release issued by Chart Industries, Inc., dated June 30, 2017, announcing the Company’s entry into a definitive agreement to acquire Hudson Products.

*	Certain exhibits and schedules have been omitted and Chart agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHART INDUSTRIES, INC.

By:	/s/ Jillian C. Evanko
Jillian C. Evanko
Vice President and Chief Financial Officer

Dated: June 30, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, among Chart Industries, Inc., Chart Sully Corporation, RCHPH Holdings, Inc., and R/C Hudson Holdings, L.P., solely in its capacity as the Initial Holder Representative under the Merger Agreement, dated as of June 30, 2017.

99.1	Press release issued by Chart Industries, Inc., dated June 30, 2017, announcing the Company’s entry into a definitive agreement to acquire Hudson Products.

*	Certain exhibits and schedules have been omitted and Chart agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.